SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2013
Date of Report (Date of earliest event reported)

Bridgetech Holdings International, Inc
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-51697
(Commission File Number)

21-1992090
(I.R.S. Employer Identification No.)

2705 Garnet Avenue, Suite 2A,
San Diego, CA 92109
(Address of principal executive offices)

(858) 847-9090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report, “we”, “us”, “our”, “Bridgetech”, “Bridgetech Holdings” “Company” or “our company” refers to Bridgetech Holdings International, Inc. and all of its subsidiaries.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2013, due to an inconsistency in the CUSIP number designating the shares of common stock traded on the OTCMarkets exchange, Financial Industry Regulatory Authority, Inc. (“FINRA”) suspended our symbol and, consequently, the trading of our stock on the Over the Counter Bulletin Board.  Management has taken the initial steps to rectify the discrepancy and will review all options to revive the symbol and commence trading on the Over the Counter Bulletin Board. The Company will continue to provide all requisite reports pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridgetech Holdings International, Inc.

/s/ Scott Landow
Scott Landow
President, CEO & CFO

Date: April 26, 2013